UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2017
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the issuance by MPLX LP (“MPLX”) of 69,159 common units upon the vesting of phantom units under the MPLX LP 2012 Incentive Compensation Plan and 8,511,405 common units under MPLX’s at-the-market equity offering program, MPLX GP LLC purchased an aggregate of 175,113 general partner units for a total of $5,928,325.51 in cash during the three months ended June 30, 2017, to maintain its two percent general partner interest in MPLX. The general partner units were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: July 6, 2017	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer